UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2013, The Pantry, Inc. (the “Company”) elected to renew the Branded Product Supply and Trademark License Agreement dated July 26, 2010 between Marathon Petroleum Company LLC and The Pantry, Inc., as amended (the “Agreement”), for a period of three years, commencing July 1, 2013 and ending on June 30, 2016.

The Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2010 and is filed as exhibit 10.70 to the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s

THE PANTRY, INC.

	By:	/s/ B. Clyde Preslar
B. Clyde Preslar Senior Vice President, Chief Financial Officer

Date: March 5, 2013